UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 16, 2016, Quad/Graphics, Inc. (the "Company") held its 2016 annual meeting of shareholders (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on the following proposals:

•	The election of all eight directors to the Company's Board of Directors for a one-year term to expire at the Company's 2017 annual meeting of shareholders; and

•	The approval of an amendment to the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan.

As of the March 9, 2016, record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 35,384,538 shares of the Company's class A common stock were outstanding and eligible to vote with an aggregate of 35,384,538 votes, and 14,198,464 shares of the Company's class B common stock were outstanding and eligible to vote with an aggregate of 141,984,640 votes. Approximately 92.7% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual meeting:

Election of Directors

The shareholders elected William J. Abraham, Jr., Mark A. Angelson, Douglas P. Buth, Christopher B. Harned, J. Joel Quadracci, Kathryn Quadracci Flores, Thomas O. Ryder and John S. Shiely as directors for a one-year term to expire at the Company's 2017 annual meeting of shareholders. The results of the votes were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
William J. Abraham, Jr.	159,755,696	97.2%	4,619,527	2.8%	—	N/A
Mark A. Angelson	161,180,207	98.1%	3,195,016	1.9%	—	N/A
Douglas P. Buth	156,819,550	95.4%	7,555,673	4.6%	—	N/A
Christopher B. Harned	154,506,361	94.0%	9,868,862	6.0%	—	N/A
J. Joel Quadracci	157,232,679	95.7%	7,142,544	4.3%	—	N/A
Kathryn Quadracci Flores	154,496,664	94.0%	9,878,559	6.0%	—	N/A
Thomas O. Ryder	163,021,788	99.2%	1,353,435	0.8%	—	N/A
John S. Shiely	160,373,913	97.6%	4,001,310	2.4%	—	N/A
______________________________

(1)	Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

(2)	"N/A" means that broker non-votes do not have any effect on the voting results on this proposal.

Approval of Amendment to the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

The shareholders approved an amendment to the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)
153,802,091	93.6%	10,463,599	6.3%	109,531	0.1%	—	—%
______________________________

(1)	Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 19, 2016

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Executive Vice President of Administration and General Counsel and Secretary

3